Guggenheim Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated September 23, 2014

to the currently effective Statutory Prospectuses (the “Statutory Prospectuses”) and Statements of Additional Information (the “SAIs”), as supplemented from time to time, for Guggenheim Funds Trust

This supplement provides updated information beyond that contained in the Statutory Prospectuses and SAIs for Guggenheim Funds Trust and should be read in conjunction with the Statutory Prospectuses and SAIs.

Effective on September 30, 2014, the minimum initial investment for Class A and Class C shares will be increased from $100 to $2,500. As of such date, all references in the Prospectuses and SAIs to the minimum initial investment for Class A and Class C shares of $100 will be replaced with references to $2,500.

In connection with the changes to the minimum initial investment amount, no changes will be made to the minimum subsequent investment amount or to criteria for eligibility to purchase Class A or Class C shares and no minimum account balance will be imposed on Class A and Class C shares.

Effective immediately, the following sentence will be added immediately after the first paragraph of the section titled “Purchase Procedures” in the Statutory Prospectuses:

Guggenheim Investments does not accept purchase orders from non-resident U.S. citizens or non-resident aliens.

Effective immediately, the second paragraph in the section titled “Shareholder Identification and Verification” in the Statutory Prospectuses will be deleted in its entirety and replaced with the following:

Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We will not open a new account for any non-resident aliens (natural person or entity) or non-resident US citizens. If you are unsure of your status please consult your tax adviser.

Please Retain This Supplement for Future Reference

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